                            SCHEDULE 14A INFORMATION
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

                           [X] Filed by the Registrant
                 [ ] Filed by a Party other than the Registrant
                           Check the appropriate box:
                         [ ] Preliminary Proxy Statement
        [ ] Confidential, for Use of the Commission Only (as permitted by
                                Rule 14a-6(e)(2))
                         [X] Definitive Proxy Statement
                       [ ] Definitive Additional Materials
        [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT
                                 TERM TRUST INC

                (Name of Registrant as Specified In Its Charter)

               Payment of Filing Fee (check the appropriate box):
                              [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:


     ----------------------------------------------------------------------

        (2) Aggregate number of securities to which transaction applies:


     ----------------------------------------------------------------------

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):


     ----------------------------------------------------------------------

              (4) Proposed maximum aggregate value of transaction:



     ----------------------------------------------------------------------

                               (5) Total fee paid:


     ----------------------------------------------------------------------

               [ ] Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                           (1) Amount Previously Paid:


     ----------------------------------------------------------------------

                (2) Form, Schedule or Registration Statement No.:


     ----------------------------------------------------------------------

                                (3) Filing Party:


     ----------------------------------------------------------------------

                                 (4) Date Filed:


     ----------------------------------------------------------------------

       SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.



                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



                                                               October 17, 2003



To the Stockholders:


     The Annual Meeting of Stockholders (the "Meeting") of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (the "Fund") will be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, on Thursday, November 20, 2003 at 4:00 p.m., New York time, for the purposes of considering and voting upon the following:

          1. The election of Directors (Proposal 1); and

          2. Any other business that may properly come before the Meeting.

     The close of business on October 8, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting.



                                      By Order of the Board of Directors,



                                      Christina T. Sydor
                                      Secretary



--------------------------------------------------------------------------------
     TO AVOID UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR HOW SMALL YOUR HOLDINGS MAY BE.
--------------------------------------------------------------------------------

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:





                         REGISTRATION                                       VALID SIGNATURE
                         ------------                                       ---------------
CORPORATE ACCOUNTS
------------------
(1) ABC Corp. ...................................................   ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp. ...................................................   John Doe, Treasurer
(3) ABC Corp., c/o John Doe, Treasurer ..........................   John Doe
(4) ABC Corp. Profit Sharing Plan ...............................   John Doe, Trustee

TRUST ACCOUNTS
--------------
(1) ABC Trust ...................................................   Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/78 ........................   Jane B. Doe

CUSTODIAL OR ESTATE ACCOUNTS
----------------------------
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA .........   John B. Smith
(2) John B. Smith ...............................................   John B. Smith, Jr., Executor

        SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC.

                   125 BROAD STREET, NEW YORK, NEW YORK 10004

                               ----------------

                                PROXY STATEMENT

     This proxy statement is furnished in connection with a solicitation by the Board of Directors of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (the "Fund") of proxies to be used at the Annual Meeting of Stockholders of the Fund (the "Meeting") to be held at Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York, on Thursday, November 20, 2003 at 4:00 p.m., New York time (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are first being mailed to stockholders on or about October 17, 2003. Stockholders who execute proxies retain the right to revoke them in person at the Meeting or by written notice received by the Secretary of the Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of Directors. The close of business on October 8, 2003 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Each stockholder is entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. On October 8, 2003, there were 34,510,639 shares of the Fund's common stock outstanding.

     In accordance with the Fund's By-Laws, a quorum is normally constituted by the presence in person or by proxy of the holders of record of a majority of the outstanding shares of the Fund's common stock entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the Meeting may be adjourned to a date not more than 120 days after the original record date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR or AGAINST any such proposal in their discretion. A stockholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received for approval.

     Salomon Brothers Asset Management Inc ("SBAM"), whose principal business address is 399 Park Avenue, New York, New York 10022, is the Fund's investment adviser. SBAM is an indirect wholly-owned subsidiary of Citigroup Inc.


                       PROPOSAL 1: ELECTION OF DIRECTORS

     In accordance with the Fund's Charter, the Fund's Board of Directors is divided into three classes: Class I, Class II and Class III. At the Meeting, stockholders will be asked to elect one Class II Director to hold office until the year 2005 Annual Meeting of Stockholders and two Class III Directors to hold office until the year 2006 Annual Meeting of Stockholders, or thereafter when their respective successors are duly elected and qualified. The terms of office of the remaining Class I and Class II Directors expire at the year 2004 and 2005 Annual Meeting of Stockholders, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of the Fund by delaying the replacement of a majority of the Board of Directors.

     The persons named in the accompanying form of proxy intend to vote at the Meeting (unless directed not to vote) FOR the election of the nominees named below. Carol L. Colman, Daniel P. Cronin and William R. Hutchinson are currently members of the Fund's Board of Directors; Mr. Hutchinson, however, has not been previously elected as a Director by the Fund's stockholders. Each of the nominees for election has indicated that he or she will serve if elected, but if he or she should be unable to serve, the proxy will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

     The following table provides certain information concerning the nominees for election as Class II and Class III Directors of the Fund:

                                                                                         POSITION(S)   LENGTH OF
                                                                                          HELD WITH       TERM
NAME, ADDRESS AND AGE                                                                     THE FUND       SERVED
-------------------------------------------------------------------------------------- -------------- -----------
NON-INTERESTED DIRECTOR NOMINEES

NOMINEE TO SERVE AS CLASS II DIRECTOR UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

William R. Hutchinson                                                                  Director and     Since
535 N. Michigan                                                                        member of         2003
Suite 1012                                                                             Audit
Chicago, IL 60611                                                                      Committee
Age: 60

NOMINEES TO SERVE AS CLASS III DIRECTORS UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

Carol L. Colman                                                                        Director and     Since
Colman Consulting                                                                      Member of         2002
278 Hawley Road                                                                        Audit
North Salem, NY 10560                                                                  Committee
Age: 57

Daniel P. Cronin                                                                       Director and     Since
Pfizer, Inc.                                                                           Member of         1993
235 East 42nd Street                                                                   Audit
New York, NY 10017                                                                     Committee
Age: 57

                                                                                          PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                                                                       DURING PAST 5 YEARS
-------------------------------------------------------------------------------------- -----------------------------
NON-INTERESTED DIRECTOR NOMINEES

NOMINEE TO SERVE AS CLASS II DIRECTOR UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

William R. Hutchinson                                                                  President, WR Hutchinson
535 N. Michigan                                                                        & Associates Inc.; formerly
Suite 1012                                                                             Group Vice President,
Chicago, IL 60611                                                                      Mergers and Acquisitions,
Age: 60                                                                                BP AMOCO

NOMINEES TO SERVE AS CLASS III DIRECTORS UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

Carol L. Colman                                                                        President, Colman
Colman Consulting                                                                      Consulting
278 Hawley Road
North Salem, NY 10560
Age: 57

Daniel P. Cronin                                                                       Associate General Counsel,
Pfizer, Inc.                                                                           Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age: 57

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                            FUND
                                                                                           COMPLEX
                                                                                         OVERSEEN BY
                                                                                           NOMINEE
                                                                                         (INCLUDING    OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE                                                                     THE FUND)      HELD BY NOMINEE
-------------------------------------------------------------------------------------- -------------- ---------------------
NON-INTERESTED DIRECTOR NOMINEES

NOMINEE TO SERVE AS CLASS II DIRECTOR UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

William R. Hutchinson                                                                        36       Associate Bank and
535 N. Michigan                                                                                       Associated Banc-Corp
Suite 1012
Chicago, IL 60611
Age: 60

NOMINEES TO SERVE AS CLASS III DIRECTORS UNTIL THE 2006 ANNUAL MEETING OF STOCKHOLDERS

Carol L. Colman                                                                              32       None
Colman Consulting
278 Hawley Road
North Salem, NY 10560
Age: 57

Daniel P. Cronin                                                                             29       None
Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age: 57

     The following table provides certain information concerning the remaining Directors of the Fund:



                                                                           POSITION(S)   LENGTH OF
                                                                            HELD WITH       TERM
NAME, ADDRESS AND AGE*                                                      THE FUND       SERVED
------------------------------------------------------------------------ -------------- -----------
CLASS I DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS

Dr. Riordan Roett                                                        Director and     Since
The Johns Hopkins University                                             Member of         1995
1710 Massachusetts Ave., NW                                              Audit
Washington, D.C. 20036                                                   Committee,
Age: 64                                                                  Class I

Jeswald W. Salacuse                                                      Director and     Since
Tufts University                                                         Member of         1993
The Fletcher School of Law                                               Audit
 & Diplomacy                                                             Committee,
Packard Avenue                                                           Class I
Medford, MA 02155
Age: 65

CLASS II DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR

Leslie H. Gelb                                                           Director and     Since
The Council on Foreign Relations                                         Member of         2001
58 East 68th Street                                                      Audit
New York, NY 10021                                                       Committee,
Age: 65                                                                  Class II

INTERESTED DIRECTOR

R. Jay Gerken**                                                          Chief            Since
Citigroup Asset Management                                               Executive         2002
 ("CAM")                                                                 Officer
399 Park Avenue
New York, NY 10022
Age: 52

                                                                                                         NUMBER OF
                                                                                                       PORTFOLIOS IN
                                                                                                           FUND
                                                                                                          COMPLEX
                                                                                                        OVERSEEN BY
                                                                                                         DIRECTOR
                                                                            PRINCIPAL OCCUPATION(S)     (INCLUDING
NAME, ADDRESS AND AGE*                                                        DURING PAST 5 YEARS        THE FUND)
------------------------------------------------------------------------ ---------------------------- --------------
CLASS I DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS

Dr. Riordan Roett                                                        Professor and Director,            29
The Johns Hopkins University                                             Latin American Studies
1710 Massachusetts Ave., NW                                              Program, Paul H. Nitze
Washington, D.C. 20036                                                   School of Advanced
Age: 64                                                                  International Studies, The
                                                                         Johns Hopkins University.

Jeswald W. Salacuse                                                      Henry J. Braker                    29
Tufts University                                                         Professor of Commercial
The Fletcher School of Law                                               Law and formerly Dean,
 & Diplomacy                                                             The Fletcher School of Law
Packard Avenue                                                           & Diplomacy, Tufts
Medford, MA 02155                                                        University.
Age: 65

CLASS II DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR

Leslie H. Gelb                                                           President, Emeritus and            29
The Council on Foreign Relations                                         Senior Board Fellow, the
58 East 68th Street                                                      Council on Foreign
New York, NY 10021                                                       Relations; formerly,
Age: 65                                                                  Columnist, Deputy
                                                                         Editorial Page Editor and
                                                                         Editor, Op-Ed Page, The
                                                                         New York Times.

INTERESTED DIRECTOR

R. Jay Gerken**                                                          Managing Director,                219
Citigroup Asset Management                                               Citigroup Global Markets
 ("CAM")                                                                 Inc. ("CGM"); formerly,
399 Park Avenue                                                          portfolio manager, Smith
New York, NY 10022                                                       Barney Growth and
Age: 52                                                                  Income Fund (1994-2000)
                                                                         and Smith Barney
                                                                         Allocation Series Inc.
                                                                         (1996-2001).



                                                                              OTHER DIRECTORSHIPS
NAME, ADDRESS AND AGE*                                                         HELD BY DIRECTOR
------------------------------------------------------------------------ ----------------------------
CLASS I DIRECTORS SERVING UNTIL THE 2004 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTORS

Dr. Riordan Roett                                                        The Latin America Equity
The Johns Hopkins University                                             Fund, Inc.
1710 Massachusetts Ave., NW
Washington, D.C. 20036
Age: 64

Jeswald W. Salacuse                                                      Municipal Advantage Fund
Tufts University                                                         Inc.; Director of two
The Fletcher School of Law                                               registered investment
 & Diplomacy                                                             companies advised by
Packard Avenue                                                           Advantage Advisers, Inc.
Medford, MA 02155                                                        ("Advantage").
Age: 65

CLASS II DIRECTORS SERVING UNTIL THE 2005 ANNUAL MEETING OF STOCKHOLDERS

NON-INTERESTED DIRECTOR

Leslie H. Gelb                                                           Britannica.com; Director of
The Council on Foreign Relations                                         two registered investment
58 East 68th Street                                                      companies advised by
New York, NY 10021                                                       Advantage.
Age: 65

INTERESTED DIRECTOR

R. Jay Gerken**                                                          None
Citigroup Asset Management
 ("CAM")
399 Park Avenue
New York, NY 10022
Age: 52

----------
* It is the practice of the Fund that upon attainment of age 80, Fund Directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to Fund Directors together with reasonable out-of-pocket expenses for each meeting attended.

** Mr. Gerken is an "interested person" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), because he is a Managing Director of CGM, an affiliate of SBAM, the Fund's investment adviser.

     The following table provides information concerning the dollar range(1) of equity securities owned beneficially by each Director and nominee for election as Director as of December 31, 2002:




                              DOLLAR RANGE(1) OF EQUITY     AGGREGATE DOLLAR RANGE(1) OF EQUITY SECURITIES IN ALL FUNDS
NAME OF DIRECTOR/NOMINEE        SECURITIES IN THE FUND           OVERSEEN BY DIRECTOR/NOMINEE AND ADVISED BY SBAM
--------------------------   ---------------------------   ------------------------------------------------------------
NON-INTERESTED DIRECTORS/NOMINEES
Carol L. Colman                           A                                              E
Daniel P. Cronin                          C                                              C
Leslie H. Gelb                            A                                              B
William R. Hutchinson                     A                                              B
Dr. Riordan Roett                         A                                              B
Jeswald W. Salacuse                       B                                              C
INTERESTED DIRECTOR
R. Jay Gerken                             B                                              E

----------
(1)  The dollar ranges are as follows: "A" = None; "B" = $1-$10,000;
     "C" = $10,001-$50,000; "D" = $50,001-$100,000; "E" = over $100,000.



     No Director or nominee for election as Director who is not an "interested person" of the Fund as defined in the 1940 Act, nor any immediate family member of such persons, had any interest in SBAM, the Fund's investment adviser, or any person or entity (other than the Fund) directly or indirectly controlling, controlled by, or under common control with SBAM as of May 1, 2003.


RESPONSIBILITIES OF THE BOARD OF DIRECTORS

     The Board of Directors is responsible for ensuring that the Fund is managed in the best interest of its stockholders. The Directors oversee the Fund's business by, among other things, meeting with the Fund's management and evaluating the performance of the Fund's service providers including SBAM, the custodian and the transfer agent. As part of this process, the Directors consult with the Fund's independent auditors and with their own separate independent counsel.

     The Board of Directors has four regularly scheduled meetings each year and additional meetings are scheduled as needed. In addition, the Board has an Audit Committee and a Nominating Committee which meet periodically during the year and whose responsibilities are described below.

     During the fiscal year ended July 31, 2003, the Board of Directors held four regular meetings. Each director (other than Mr. Hutchinson who became a Director of the Fund on August 1, 2003) attended at least 75% of the aggregate number of meetings of the Board and the committees for which he or she was eligible.

     The Directors regularly review the Fund's financial statements, performance and market price as well as the quality of the services being provided to the Fund. As part of this process, the Directors review the Fund's fees and expenses to determine if they are reasonable and competitive in light of the services being received and while also ensuring that the Fund continues to have access to high quality services in the future. Based on these reviews, the Directors periodically make suggestions to the Fund's management and monitor to ensure that responsive action is taken. The Directors also monitor potential conflicts of interest among the Fund, SBAM and its affiliates and other funds and clients managed by SBAM to ensure that the Fund is managed in a manner which is in the best interest of the Fund's stockholders.

     At October 8, 2003, Directors and officers of the Fund as a group owned beneficially less than 1% of the outstanding shares of the Fund's common stock. To the knowledge of the Fund's management, no person owned of record, or owned beneficially, more than 5% of the Fund's outstanding shares of common stock at that date, except that Cede & Co., a nominee for participants in Depository Trust Company, held of record 32,961,827 shares, equal to approximately 95.51% of the outstanding shares of the Fund's common stock.


     The Fund's executive officers are chosen each year at the meeting of the Board of Directors of the Fund immediately following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. In addition to Mr. Gerken, the current executive officers of the Fund are:




                                   POSITION(S) HELD      LENGTH OF                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                  WITH FUND        TIME SERVED                 DURING PAST 5 YEARS
-------------------------------   ------------------   -------------   --------------------------------------------
Peter J. Wilby                    President             Since 2002     Managing Director of CGM and SBAM.
 CAM
 399 Park Avenue                  Executive Vice        1993-2002
 New York, NY 10022               President
 Age: 44

Lewis E. Daidone                  Executive Vice        Since 2002     Managing Director of CGM; Chief Financial
 CAM                              President and                        Officer of the Smith Barney Mutual Funds;
 125 Broad Street, 11th Floor     Chief                                Director and Senior Vice President of Smith
 New York, NY 10004               Administrative                       Barney Fund Management LLC ("SBFM") and
 Age: 45                          Officer                              Travelers Investment Adviser, Inc. ("TIA").

                                  Executive Vice        1998-2002
                                  President and
                                  Treasurer

James E. Craige                   Executive Vice        Since 1996     Managing Director of CGM and SBAM since
 CAM                              President                            December 1998; Director of CGM and SBAM
 399 Park Avenue                                                       since January 1998.
 New York, NY 10022
 Age: 36

Thomas K. Flanagan                Executive Vice        Since 1994     Managing Director of CGM and SBAM since
 CAM                              President                            December 1998.
 399 Park Avenue
 New York, NY 10022
 Age: 50

Roger M. Lavan                    Executive Vice        Since 1996     Managing Director of CGM and SBAM.
 CAM                              President
 399 Park Avenue
 New York, NY 10022
 Age: 38

Frances M. Guggino                Controller            Since 2002     Vice President, CGM.
 CAM
 125 Broad Street, 10th Floor
 New York, NY 10004
 Age: 45

Christina T. Sydor                Secretary             Since 1998     Managing Director of CGM; General Counsel
 CAM                                                                   and Secretary of SBFM and TIA.
 300 First Stamford Place
 Stamford, CT 06902
 Age: 52

     The Fund's Audit Committee is composed of all of the Directors who are not "interested persons" of the Fund, SBAM or their affiliates within the meaning of the 1940 Act, and who are "independent" as defined in the New York Stock Exchange listing standards. The principal functions of the Audit Committee are:
(i) to recommend to the Board the appointment of the Fund's independent auditors; (ii) to approve all audit and permitted non-audit services proposed to be performed by the independent auditors on behalf of the Fund and certain affiliates; (iii) to review with the independent auditors the scope and anticipated cost of their audit; and (iv) to receive and consider a report from the independent auditors concerning their conduct of the audit, including any comments or recommendations they might want to make in that connection. This Committee met three times during the fiscal year ended July 31, 2003. The Fund adopted an Audit Committee Charter at a meeting held on May 23, 2000.

     The Directors constituting the Fund's Audit Committee also constitute the Fund's Nominating Committee, which is composed of all of the non-interested Directors of the Fund. The Nominating Committee met twice during the fiscal year ended July 31, 2003. The Nominating Committee selects and nominates new non-interested Directors. The Nominating Committee will accept nominations for the office of Director made by stockholders in a written request addressed to the Secretary of the Fund that includes biographical data and sets forth the qualifications of the proposed nominee. The Fund has a Valuation Committee composed of the Chairman and at least one non-interested Director. The Valuation Committee is charged with determining fair value prices for securities when required. The Fund does not have a Compensation Committee.


                         REPORT OF THE AUDIT COMMITTEE

     In connection with a meeting of the Audit Committee on September 22, 2003, the Audit Committee reports that it has: (i) reviewed and discussed the Fund's audited financial statements with management; (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the independent auditors to the Fund, the matters (such as the quality of the Fund's accounting principles and internal controls) required to be discussed by Statement on Auditing Standards No. 61; and (iii) previously received written confirmation from PwC that it is independent and written disclosures regarding such independence as required by Independence Standards Board Standard No. 1, and discussed with PwC the auditors' independence. Based on the review and discussions referred to in items (i) through (iii) above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund's annual report for the Fund's fiscal year ended July 31, 2003.


                               ADDITIONAL MATTERS

     A representative of PwC will be available by telephone at the Meeting to answer appropriate questions and will have an opportunity to make a statement if he or she chooses to do so.

     Under the federal securities laws, the Fund is required to provide to stockholders in connection with the Meeting information regarding compensation paid to the Directors by the Fund, as well as by the various other investment companies advised by SBAM. The following table provides information concerning the compensation paid from the Fund to each Director during the fiscal year ended July 31, 2003 and the total compensation paid to each Director for the calendar year ended December 31, 2002. Each of the Directors listed below is a member of the Audit Committee of the Fund and other committees of certain other investment companies advised by

SBAM, and accordingly, the amounts provided in the table include compensation for service on such committees. The Fund does not provide any pension or retirement benefits to Directors. In addition, no remuneration was paid during the fiscal year ended July 31, 2003 by the Fund to Mr. Gerken, who is an "interested person" as defined in the 1940 Act.



                                                                     TOTAL COMPENSATION
                                                                     FROM THE FUND AND
                                               AGGREGATE                OTHER FUNDS
                                              COMPENSATION            ADVISED BY SBAM
                                             FROM THE FUND         AND ITS AFFILIATES FOR
                                         FOR FISCAL YEAR ENDED      CALENDAR YEAR ENDED
NAME OF DIRECTORS                               7/31/03                   12/31/02
-------------------------------------   -----------------------   -----------------------
                                                                      DIRECTORSHIPS(A)
      Carol L. Colman ...............          $ 12,000                 $  90,950(17)
      Daniel P. Cronin ..............          $  9,200                 $  90,300(14)
      William R. Hutchinson .........                 0*                $  46,750(21)
      Leslie H. Gelb ................          $  7,800                 $  63,400(14)
      Dr. Riordan Roett .............          $  9,900                 $  93,400(14)
      Jeswald W. Salacuse ...........          $  9,200                 $  81,700(14)

----------
(A) The numbers in parentheses indicate the applicable number of investment company directorships held by that Director.
*    Mr. Hutchinson became a Director of the Fund on August 1, 2003

     During the Fund's last fiscal year, total compensation paid by the Fund to a Director Emeritus was $3,900.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and Section 30(h) of the 1940 Act in combination require the Fund's Directors and officers, persons who own more than 10% of the Fund's common stock and SBAM and its directors and officers to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange, Inc. The Fund believes that for the fiscal year ended July 31, 2003, all relevant persons have complied with applicable filing requirements during its most recently completed fiscal year, except that Evan Merberg inadvertently failed to file on a timely basis his Initial Report on Form 3 with respect to the Fund, which has subsequently been filed.


REQUIRED VOTE

     Directors are elected by a plurality of the votes cast by the holders of shares of the Fund's common stock present in person or represented by proxy at a meeting at which a quorum is present. For purposes of the election of Directors, abstentions and broker non-votes will not be considered votes cast, and do not affect the plurality vote required for Directors.

     THE DIRECTORS, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS," UNANIMOUSLY RECOMMEND THAT THE STOCKHOLDERS VOTE "FOR" THE NOMINEES FOR DIRECTOR.


                      FEES PAID TO INDEPENDENT ACCOUNTANTS

     AUDIT FEES. The fees for the annual audit of the Fund's financial statements by PwC for the fiscal year ended July 31, 2003 were $55,000.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees billed for financial information systems design and implementation services rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended July 31, 2003.

     ALL OTHER FEES. The aggregate fees billed for all other non-audit services, including fees for tax-related services, rendered by PwC to the Fund, SBAM and entities controlled by or affiliated with SBAM that provide services to the Fund for the fiscal year ended July 31, 2003 were $3,600. The Fund's Audit Committee has determined that provision of these non-audit services is compatible with maintaining the independence of PwC.


                   PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

     All proposals by stockholders of the Fund which are intended to be presented at the Fund's next Annual Meeting of Stockholders to be held in 2004 must be received by the Fund for inclusion in the Fund's proxy statement and proxy relating to that meeting no later than June 18, 2004. Any stockholder who desires to bring a proposal at the Fund's 2004 Annual Meeting of Stockholders without including such proposal in the Fund's proxy statement must deliver written notice thereof to the Secretary of the Fund (addressed to Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc, 125 Broad Street, New York, New York 10004) during the period from August 23, 2004 to September 21, 2004. However, if the Fund's 2004 Annual Meeting of Stockholders is held earlier than October 21, 2004 or later than January 19, 2005, such written notice must be delivered to the Secretary of the Fund during the period from 90 days before the date of the 2004 Annual Meeting to the later of 60 days prior to the date of the 2004 Annual Meeting or 10 days following the public announcement of the date of the 2004 Annual Meeting.


                               OTHER INFORMATION

     The Fund's Annual Report containing financial statements for the fiscal year ended July 31, 2003, is available free of charge by writing to the Fund c/o Salomon Brothers Asset Management Inc at the address listed on the front cover, or by calling toll-free 1-888-777-0102.


                        EXPENSES OF PROXY SOLICITATION

     The costs of preparing, assembling and mailing material in connection with this solicitation of proxies will be borne by the Fund. Proxies may also be solicited personally by officers of the Fund and by regular employees of SBAM or its affiliates, or other representatives of the Fund or by telephone or telegraph, in addition to the use of mails. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses.

                                OTHER BUSINESS

     The Board of Directors of the Fund does not know of any other matter which may come before the Meeting. If any other matter properly comes before the Meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.


October 17, 2003

                       ANNUAL MEETING OF STOCKHOLDERS OF

                        SALOMON BROTHERS 2008 WORLDWIDE
                       DOLLAR GOVERNMENT TERM TRUST INC.

                               November 20, 2003







                           Please date, sign and mail
                             your proxy card in the
                     envelope provided as soon as possible.




     Pleae detach along perforated line and mail in the envelope provided.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

--------------------------------------------------------------------------------
        PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
        PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1. Election of Directors:
                                   NOMINEES
[ ]  FOR ALL NOMINEES              [ ] Carol L. Colman
                                   [ ] Daniel P. Cronin
[ ]  WITHHOLD AUTHORITY            [ ] William R. Huchinson
     FOR ALL NOMINEES

[ ]  FOR ALL EXCEPT
     (See instructions below)


INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: [X]
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that     [  ]
changes to the registered name(s) on the account may not be submitted via this method.

--------------------------------------------------------------------------------
2. Any other business that may properly come before the Meeting.


PLEASE COMPLETE, SIGN AND DATE HEREON AND MAIL ACCOMPANYING POSTPAID ENVELOPE.











                              I will be attending the Meeting. [ ]

--------------------------------------------------------------------------------

Signature of Stockholder                                   Date
                         ---------------------------------      ----------------

Signature of Stockholder                                   Date
                         ---------------------------------      ----------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

                         SALOMON BROTHERS 2008 WORLDWIDE
                        DOLLAR GOVERNMENT TERM TRUST INC.

                   PROXY SOLICITED ON BEHALF OF THE DIRECTORS

The undersigned hereby appoints R. Jay Gerken,Christina T. Sydor, and William J. Renahan, and each of them, attorneys and proxies for the undersigned, with full power of substitution and revocation to represent the undersigned and to vote on behalf of the undersigned all shares of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc. (the "Fund") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held at the offices of Citigroup Center, 153 East 53rd Street, 14th Floor, New York, New York on Thursday, November 20, 2003, at 4:00 p.m., and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and accompanying Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated hereon. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS.

Please refer to the Proxy Statement for a discussion of the Proposals.

                (CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)